Note 11 - Discontinued Operations	9 Months Ended
Sep. 30, 2012
Notes
Note 11 - Discontinued Operations

NOTE 11 – DISCONTINUED OPERATIONS

On May 5, 2011, we entered into a Software Product Line Purchase Agreement to sell our QuickVerse® product line to WORDsearch Corp., L.L.C. In accordance with the Software Product Line Purchase Agreement, WORDsearch agreed to acquire from us all of the assets associated with our QuickVerse® product line for $975,000 in cash at closing and the assumption of up to $140,000 of our then-existing liabilities at closing.

On June 30, 2011, closing of the asset sale transaction governed by the Software Product Line Purchase Agreement, which is transitional in nature and expected to be ongoing through approximately the end of April, 2012, commenced.  As one of the initial parts of the closing, on July 1, 2011 WORDsearch assumed possession of the physical assets conveyed in the transaction as well as control and responsibility of the business operations related to the QuickVerse® product line, including, among many other things, the receipt of revenues for sales in exchange for partial payment of the cash portion of the purchase price being paid to us. On April 13, 2012, we determined that the final closing conditions under the Software Product Line Purchase Agreement had been met, which meant that we were able to deliver to WORDsearch the last in a series of officer’s certificates required thereunder. Having delivered such certificate to WORDsearch on April 13, 2012, the sale of the QuickVerse® product line to WORDsearch was complete. At September 30, 2012, we had Receivables in the amount of $36,957 held in escrow by WORDsearch.  These funds are held in escrow for settlement agreements yet to be reached with certain of our royalty content providers for remaining accrued royalty balances owed by us to them. See Note 3.

As a result of the decision to sell the QuickVerse® product line, we have classified this asset as discontinued operations for the nine months ended September 30, 2012 and 2011. We have recorded the remaining class of liabilities for the QuickVerse® product line as presented below:

Other current liabilities from discontinued operations:	September 30, 2012	December 31, 2011
Accrued royalties	$114,368	$153,383
Other current liabilities from discontinued operations	$114,368	$153,383

The following table presents the results of operations of our discontinued operations for the nine months ended September 30, 2012 and 2011:

Nine Months Ended September 30,	2012	2011
Gross revenues	$---	$658,283
Less estimated sales returns and allowances	---	40,727
Net revenues	---	699,010
Cost of sales	---	158,741
Gross profit	---	540,269
Operating expenses:
Advertising and direct marketing	---	54,646
Sales and marketing wages	---	101,777
Total sales and marketing	---	156,423
Research and development	---	142,411
Rent	---	20,636
Other general and administrative costs	---	48,734
Total general and administrative	---	211,781
Income from operations of discontinued component	---	172,065
	---	972,082
Impairment expense	---	(288,587)
Gain on debt settlement	26,087	523,543
Income tax (provision)	---	---
Income from discontinued operations, net of taxes	$26,087	$1,379,103

For the nine months ended September 30, 2012, the gain on debt settlement within our discontinued operations results from settlement agreements reached with certain of our royalty content providers pursuant to which reductions in the total accrued royalty balance owed by us to them were finalized, which agreements were part of a broad initiative on our part arising in connection with our sale to WORDsearch of our QuickVerse® product line.